UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	May 23, 2012

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

ITEM 7.01    REGULATION FD DISCLOSURE

On May 23, 2012, The Procter & Gamble Company (the "Company") participated in the Citi Global Consumer Conference.  Pursuant to Item 7.01, "Regulation FD Disclosure," the Company is furnishing on this Form 8-K a series of slides referenced in the Company's remarks at the conference. Presentation slides and an audio replay of the remarks are also posted on the Company's website.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PROCTER & GAMBLE COMPANY

                                                        BY:  /s/ Susan S. Whaley
                                                              Susan S. Whaley
                                                              Assistant Secretary
                                                              May 23, 2012

EXHIBIT(S)

99.    Presentation Slides Provided by The Procter & Gamble Company dated May 23, 2012.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings call and slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:

1.	Organic Sales Growth
2.	Core Operating Profit Growth

1. Organic Sales Growth:

Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
OND 09	6%	-2%	1%	5%
JFM 10	7%	-3%	0%	4%
AMJ 10	5%	-1%	0%	4%
JAS 10	2%	3%	-1%	4%
OND 10	2%	2%	-1%	3%
JFM 11	5%	-1%	0%	4%
AMJ 11	10%	-5%	0%	5%
JAS 11	9%	-5%	0%	4%
OND 11	4%	0%	0%	4%
JFM 12	2%	1%	0%	3%
Average–OND 09-JFM 12	5%	-1%	0%	4%
Total Developing
Average–AMJ 11-JFM 12	14%	-2%	0%	12%

*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core Operating Profit Growth:

This is a measure of the Company’s operating profit growth adjusted for the current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges in current and prior year related to the European legal matters:

	JFM 12	OND 11	JAS 11
Operating Profit Growth	-11%	-36%	-4%
Impairment charges	1%	37%	0%
Charges for European legal matters	0%	-6%	0%
Incremental restructuring	12%	1%	0%
Core Operating Profit Growth	2%	-4%	-4%



P&G

Citi Global Consumer Conference

May 23, 2012

FY'12 Top Priorities

1. Continue Sales Growth Momentum

Status:

- Past 10 quarter average organic sales growth of 4%
- FY 12 expected organic sales growth ~4%
  - Developing markets double-digit growth
  - Developed markets:
    - Underlying market soft
    - Market share soft

FY'12 Top Priorities

2. Execute pricing with excellence

Status:

- $3.5B in pricing planned for FY '12
- ~$0.2B in pricing/promotion adjustments

FY'12 Top Priorities

3. Deliver operating earnings growth

Status:

- Sequential improvement, but slower than anticipated
  - Developed market top-line softness
  - Consistency of execution
  - Foreign exchange headwinds
  - Venezuela pricing controls

FY'12 Top Priorities

4. Improve Productivity in all we do

Status:

- Announced $10B savings commitment at CAGNY
- On-track to reduce non-manufacturing headcount by 3% in FY '12
- Accelerated implementation of additional 7% non-manufacturing headcount reduction in FY '13

FY'12 Top Priorities

- ✓ Continue sales growth momentum
- ✓ Execute pricing with excellence
- ✓ Deliver operating earnings growth
- ✓ Improve Productivity in all we do

Key Questions

1. Can P&G still win & grow in **Developed Markets**?

2. Can winning in **Developing Markets** be profitable?

3. Are our efforts to win and expand our portfolio in Developing markets draining resources necessary for growth in Developed markets?

4. Can P&G generate sufficient **Productivity and Cost Savings** to support both our strategic and financial goals?

Developed Markets

- Leading product & commercial innovation
- Strong value & performance communication
- Portfolio presence & competitive pricing
- Consistently excellent execution



Tide
PROGLIDE
IAMS
always
ACE
OLAY
GAIN
Charmin
Ultra Soft
Pampers
DURACELL
Bounty
Downy
Pringles
ARIEL

Developed Markets
New Product IRI Pacesetters

- 1st & 2nd, 3 of Top 10 & 8 of Top 25 innovations in 2011
- 140 or 1/3 of Top 25 ranked innovations over the past 17 years



Pampers
Cruisers
3-WAY FIT
22-37 lb 10-17 kg
4
Acti·Lift
Tide
febreze SPORT
Gillette Fusion PROGLIDE
GAIN
2 Pack
febreze set&refresh
Charmin
Sensitive
COVERGIRL natureluxe

Developed Markets
Product Innovation:
U.S. Febreze Car Vent Clip


ELIMINATES ODOURS
ÉLIMINE LES ODEURS
2 CLIPS PINCES
60 DAYS* JOURS*
febreze
CAR
vent clips - pinces pour bouche d'air
linen & sky - ciel et air frais
scratch
grattez
2 CLIPS / PINCES
EACH / CHAQUE 2 mL
TOTAL / AU TOTAL 4 mL
AIR FRESHENER
ASSAINISSEUR D'AIR


new
febreze
CAR
$2.97
ELIMINATES ODORS AND FRESHENS FOR UP TO 30 DAYS
ADJUSTABLE TO GIVE THE IDEAL AMOUNT OF FRESH
new

Developed Markets

Product Innovation: Japan Febreze Easy Clip


New

Developed Markets

Product Innovation:
Bounty Trap & Lock Technology



6 BIG! Rolls
=8
Regular Rolls!
Bounty
One Sheet
Locks in the Mess
Una hoja retiene la suciedad
White Blancos



Developed Markets
Product Innovation: Tide PODS


Tide
PODS
detergent + stain remover + brightener
spring meadow

"One Tide POD outperforms the next 6 competitors…<u>combined</u>!"





Developed Markets

Product Innovation:
U.S. Downy Unstopables



squeeze & sniff
Downy
UN STOPABLES
in-wash scent booster
intensificador de fragancia
lavish
somptueux
exuberancia
fresh
frais
frescura
delight
merveilleux
delicia



Downy

Developed Markets

Product Expansion: Japan Lenor Aroma Jewel Beads



Happiness
アロマジュエル
aroma jewel
衣類の香りづけ専用
香りのことだけを考えて作りました
ルビーフローラル
の香り
Happiness
アロマジュエル
aroma jewel
衣類の香りづけ専用
香りのことだけを考えて作りました
エメラルドブリーズ
の香り

Developed Markets
Product Innovation: U.S. Oral Care


NEW
Crest
WHITENS AS WELL AS
$500
PROFESSIONAL TREATMENT.
GUARANTEED*.
*SEE BACK PANEL
3D WHITE
WHITESTRIPS®
WITH AdvancedSEAL
NO SLIP TECHNOLOGY
WHITENING POWER
1 · 2 · 3 · 4 5
INTENSIVE PROFESSIONAL EFFECTS
2 HOURS DAILY for 7 DAYS
SATISFACTION GUARANTEED
ENAMEL SAFE
DENTAL WHITENING KIT
KIT BLANQUEADOR DENTAL
NEW
Crest
3D WHITE
FLUORIDE ANTICAVITY
TOOTHPASTE
GLAMOROUS
WHITE
SHINES TO
BRIGHTEN IN
JUST 1 DAY
REMOVES UP
TO 90% OF
SURFACE STAINS
IN 5 DAYS
VIBRANT
MINT

Developed Markets

Product Innovation: Oral Care


CLINICAL STRENGTH
PLAQUE & GINGIVITIS PROTECTION
NEW
Crest
PRO-HEALTH™
CPC ANTIGINGIVITIS/ANTIPLAQUE ORAL RINSE
ALCOHOL FREE
CLINICAL
OUR MOST ADVANCED RINSE EVER
Reduces plaque & even helps prevent plaque regrowth
Helps prevent & even helps reverse gingivitis in 2 weeks
Kills 99% of germs to improve breath
DEEP CLEAN MINT
P&G
Oral-B
Glide
PRO-HEALTH
CLINICAL PROTECTION FLOSS
SLIDES UP TO 50% MORE EASILY IN TIGHT SPACES
PROTECTS AGAINST GINGIVITIS, CAVITIES & BAD BREATH
AS PART OF A COMPLETE DENTAL PROGRAM
FRESH MINT
PRO-HEALTH™ CLINICAL
PRO-FLEX
Oral-B
NEW
Crest
PRO-HEALTH
CAVITIES
GINGIVITIS
PLAQUE
SENSITIVITY
TARTAR
WHITENING
FRESHENS BREATH
CLINICAL
PLAQUE CONTROL
Clinically Proven to Help Keep Plaque from Coming Back

Developed Markets

Product Innovation:
U.S. Feminine Care


New Look! Nouveau look!
always radiant
New! Nouveau!
TAMPAX radiant
REGULAR • RÉGULIER
TAMPONS TAMPONES
always
New! Nouveau!
always radiant infinity
PADS


HELPS KEEP YOUR PERIOD
SO ALL THAT STANDS OUT IS YOU.
INVISIBLE PROTECTION RADIANT YOU.
FIND OUT MORE ABOUT KATIE AT FACEBOOK.COM/TAMPAX

Developed Markets
Product Innovation: U.S. Personal Health Care


SLEEP SOUNDLY
NEW From the makers of VICKS NyQuil
ZzzQuil
NIGHTTIME SLEEP-AID
Diphenhydramine HCl
Non-Habit Forming
Warming Berry Flavor
Not for treating Cold or Flu
See Warnings Alcohol 10%
6 FL OZ (177 ml)
ZzzQuil NIGHTTIME SLEEP-AID
24 LiquiCaps
NEW From the makers of VICKS NyQuil
ZzzQuil
NIGHTTIME SLEEP-AID
Diphenhydramine HCl
Non-Habit Forming
Not for treating Cold or Flu
See Warnings
24 LiquiCaps

Developed Markets
Product Innovation:
U.S. Blades & Razors



Fusion
PROGLIDE
STYLER



Developed Markets
Product Innovation: U.S. Blades & Razors


New • Nouveau
Gillette Venus
5 BLADES LAMES &OLAY MOISTURE BARS BARRES HYDRATANTES
&OLAY
helps replenish skin's moisture*
New Nouveau
Gillette Venus
&OLAY
helps replenish skin's moisture*

Developed Markets
Product Expansion:
U.S. Blades & Razors


THINNER BLADES
INCREDIBLE COMFORT
LAMES PLUS MINCES
CONFORT
AAA
DURACELL
POWER
Gillette
Fusion
PROGLIDE

Developed Markets
Product Innovation: U.S. Hair Care


head&shoulders
pyrithione zinc
dandruff shampoo + conditioner
MEN
2in1
HAIR ENDURANCE
cleans to restore fullness to thinning hair
23.7 FL OZ (700 mL)
head&shoulders
MEN
POUR HOMMES
REFRESH
FRAÎCHEUR
700 mL
head&shoulders
anti-dandruff shampoo
apple fresh
long lasting freshness
head&shoulders
anti-dandruff conditioner
apple fresh
conditioner
long lasting freshness

Developed Markets
Product Innovation: U.S. Hair Care



24 HOUR SHINE HEURES D'ÉCLAT
PANTENE PRO-V
2 IN 1 ICE SHINE
SHAMPOO & CONDITIONER SHAMPOOING ET REVITALISANT
750 mL (25.4 FL OZ)
24 HOUR SHINE HEURES D'ÉCLAT
PANTENE PRO-V
ICE SHINE
CONDITIONER REVITALISANT
675 mL (22.8 FL OZ)
NEW NOUVEAU
PANTENE PRO-V
aqua LIGHT
Weightless Nourishment
Ultra-léger et nourrissant
SILICONE FREE SHAMPOO
SHAMPOOING SANS SILICONE
375 mL (12.6 FL OZ)
NEW NOUVEAU
PANTENE PRO-V
aqua LIGHT
Weightless Nourishment
Ultra-léger et nourrissant
CONDITIONER REVITALISANT
375 mL (12.6 FL OZ)

Developed Markets
Commercial Innovation


TEAM USA
BEHIND EVERY CHAMPION IS AN EVERY DAY HERO
BUY PARTICIPATING PRODUCTS
WIN TODAY!


Deodorant
USA
BEHIND EVERY CHAMPION IS AN EVERY DAY HERO
$5
DG
The best for less.
Thank you, mom


Pet Supplies
Potting Soil
Paper Towels
Home Décor
BEHIND EVERY CHAMPION
HERO
USA
Downy
Tide
ERA
GAIN
$4
$5

Developed Markets
Commercial Innovation

WORLDWIDE PARTNER



Developed Markets
Commercial Innovation



"I do everything, and nothing in my yoga pants.
Tide Febreze SPORT is my Tide"
What's Yours?
Tide
febreze SPORT



my Tide There's a Tide that's right for you.
my Tide for a brilliant clean every time.
my Tide for vivid whites and brights.
my Tide tackles tough stains and odors.
my Tide with no dyes or perfumes.
my Tide for an added touch of softness.

Developed Markets
Commercial Innovation



2 SHEETS
LEADING ORDINARY BRAND TOWEL
11" x 8.8"
1 SHEET
Bounty
11" x 10.4"

Vertical Portfolio

- Full portfolio…up and down
- Each tier…
  - Supported by innovation
  - Priced competitively
  - Merchandised competitively


160
120
100
90
90
60
Price Index

Consistency of Execution

Some Opportunities

- Demand forecasting & supply
- Innovation across the portfolio
- Effective communication of value proposition (with compelling claims, demos and visuals)



Developed Markets
Pricing & Promotion Competitiveness

Promise + Performance + Price = Value


Crest
3D WHITE
Gillette
Fusion
PROGLIDE
Tide
PODS
head & shoulders
apple fresh
head & shoulders
apple fresh
conditioner
ZzzQuil
NIGHTTIME SLEEP-AID
Bounty
PANTENE

Long-Term Growth Strategy

In More Parts of the World…by expanding geographically into category whitespaces



Developing Markets
2010 to 2020

- Population is forecast to grow 700 million people with ~95% from developing markets
- 1.2 billion new consumers crossing the $10/day threshold in developing markets
- ~1.4 billion new middle class consumers in developing markets
- 200% increase in millionaire households in developing markets



Developing Markets
Investment to Payout Cycle

- 1 – 2 years to Profitability
- 3 – 5 years to Restore Margin Levels


OLAY
1.7 FL OZ (50 mL)

Oral-B®


16
Downy
ANTIBACTERIA

Developing Markets

P&G Sales Growth: 2000 to 2012


Developed
Developing
% of Total Company Sales
80%
20%
$8 bn
77%
23%
$13 bn
63%
37%
~$31 - 32 bn
FY'00
FY'05
FY'12e

Developing Markets
P&G Growth

- Double-digit organic sales growth past 4 quarters
- 9 consecutive quarters of value share growth


AUTOMATIC
ARIEL

Developing Market Expansion Pace



Improve Productivity in All We Do

- Cost of Goods
- Research & Development
- Marketing
- Overhead



Productivity & Cost Savings
Cost Opportunity by FY'16

~$10 billion Cost Reduction



Overheads
$3B
(includes $2B of leverage)
$10
Billion
Cost of Goods
$6B
$1B
Marketing Efficiencies

Productivity & Cost Savings
Overhead – Accelerating Savings

	FY '12	FY '13	FY '14	Total
% Reduction*	~3%	~7%	TBD	~10%
Positions	1,600	4,100	TBD	5,700
Savings, $MM		$240	$560	$800

* % reduction of "Selling, Research, General Admin and Product Supply Admin" positions

Productivity & Cost Savings
Cost of Goods: $6 Billion

Raw & Packing Materials



Manufacturing



Transportation & Warehousing



~$4.5bn

~$1.5bn

Productivity & Cost Savings
Marketing Efficiency



20
0
$ Billions
$1Bn
Savings
FY '09
FY '10
FY '11
FY '12
FY '13
FY '14
FY '15
FY '16
With Productivity Plans
Base Plan

Productivity & Cost Savings
Marketing Efficiency



Re: @TheEllenShow | Old Spice
OldSpice
205 videos
Subscribe
0:06 / 0:48
360p

Productivity & Cost Savings
Marketing Efficiency


Old Spice
תריח כמו גבר, גבר
חדש!
הדאודורנט מספר 1 בארה"ב!*
סרקו את הקוד להורדת האפליקציה
*מבוסס על נתוני נילסן נתח שוק כספי מארה"ב ל: 30.6.2011-1.7.2010

Smell Like a Man, Man
New! #1 deodorant in the US


גבר, מה אתה עושה באמבטיה?
לא משנה מה אתה באמת עושה שם, הנה כמה דברים שכל גבר צריך באמבטיה, חוץ ממים חמים. גם אם אין לך אמבטיה מעץ וגם אם אתה עושה אמבטיית שדה בשטח, הגיע הזמן שתריח כמו גבר, גבר.
LAGOON
KILIMANJARO
HAIR COOLING
DANGER ZONE
WHITEWATER
NOIR
Old Spice
תריח כמו גבר, גבר

Productivity & Cost Savings

Marketing Efficiency

P&G

WORLDWIDE PARTNER



Productivity & Cost Savings
Ownership

~$10 billion Cost Reduction



$10
Billion
$3B
$1B
$6B
Overheads:
Moheet Nagrath
Marketing Efficiencies:
Marc Pritchard
Cost of Goods:
Yannis Skoufalos

Productivity & Cost Savings
Results Accountability

- Top Officer Performance Stock Program (PSP)
  - Organic Sales Growth
  - Before Tax Operating Profit Growth
  - Core EPS Growth
  - Free Cash Flow Productivity

- President & Vice President Scorecard Measures:
  - Savings
  - Enrollment
  - Marketing Efficiency

FY'13 Planning Focus

Where to Play

- Win in the Biggest, Most Profitable Markets (top 40)
- Win in the Biggest Emerging Countries (top 10)
- Win on our Biggest Innovations (top 25)

How to Win

- Win with Innovation
- Win with Pricing & Productivity
- Win with Execution Excellence


Tide
PODS
PROGLIDE
always
head & shoulders
PANTENE

Returning Value to Shareholders
Dividends + Share Repurchase

$ Billion	FY '09	FY '10	FY '11	FY '12-est
Dividends	$5.0	$5.5	$5.8	~$6.0
Share Repurchase	$6.4	$6.0	$7.0	~$4.0
Value to Shareholders	$11.4	$11.5	$12.8	~$10.0
Shareholder Effective Yield*	6.5%	6.6%	7.5%	5.7%

* Calculated based on market capitalization at beginning of fiscal year

Tide
Oral-B
nice'n easy
febreze
PANTENE
Lenor
Downy
Puffs
Ambi pur
GAIN
Secret
Gillette Venus
head & shoulders
Crest
Pampers
Gillette
Swiffer
Life's Better IAMS
Bounty
ARIEL
Charmin
OLAY
Old Spice
always
COVERGIRL
P&G
WORLDWIDE PARTNER

Forward Looking Statements

Forward-Looking Statements

All statements, other than statements of historical fact included in this release or presentation, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on financial data, market assumptions and business plans available only as of the time the statements are made, which may become out of date or incomplete. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. In addition to the risks and uncertainties noted in this release or presentation, there are certain factors that could cause actual results for any quarter or annual period to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including growing existing sales and volume profitably despite high levels of competitive activity and an increasingly volatile economic environment, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage currency (including currency issues in certain countries, such as Venezuela, China and India), debt, interest rate and commodity cost exposures and significant credit or liquidity issues; (10) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to terrorist and other hostile activities or natural disasters and/or disruptions to credit markets resulting from a global, regional or national credit crisis; (11) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (12) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (13) the ability to successfully manage increases in the prices of raw materials used to make the Company's products; (14) the ability to develop effective sales, advertising and marketing programs; (15) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (16) the ability to rely on and maintain key information technology systems (including Company and third-party systems) and the security over such systems and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Regulation G Disclosure

For a full reconciliation, please visit:
www.pg.com/investors



P&G
At P&G,
we touch lives in small
but meaningful ways.
Billions of lives.
Every day.